UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2007

TEXADA VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0000-51563

(Commission File Number)

98-0431245

(IRS Employer Identification No.)

Suite 720-999 West Broadway, Vancouver, B.C., Canada V5Z 1K5

(Address of principal executive offices and Zip Code)

(604) 562-6915

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On November 12, 2007, Texada Ventures Inc. (the “ Company”) entered into an Assignment Agreement (the “Assignment Agreement”) with Anglo Energy Refining Corp., a Panamanian corporation (“ Anglo”), effective as of November 8, 2007 (the “Effective Date”), providing for the assignment of Anglo’s interest in a Production Agreement (the “PA”) to be entered into between Anglo and Barrett Resources (Peru) LLC (“ Barrett”). The PA relates to rights to develop and produce crude oil, gas and proven reserves at Block 67 located in Peru.

In consideration for the assignment by Anglo to the Company of Anglo’s rights under the PA, the parties agreed as follows:

(a)

the Company agreed to pay to Anglo an aggregate amount equal to US$115,000, equivalent to 50% of the expenses incurred by Anglo up to and including the Effective Date in connection with the negotiation of the PA, upon the receipt by the Company of documentation from Anglo supporting such expenses;

(b)

on the closing date, the Company agreed to pay to Anglo 100% of the reasonable, documented expenses incurred by Anglo from the Effective Date to the closing date in connection with the negotiation and execution of the PA; and

(c)

on the closing date, the Company agreed to issue to Anglo (or its designee) that number of common shares such that Anglo (or its designee) shall own 50% of the issued and outstanding shares of common stock of the Company on the closing date.

The PA is subject to negotiation with Barrett and various governmental and regulatory approvals. The Assignment Agreement provides the Company the right to participate and observe in the negotiations of a definitive PA and requires the Company and Anglo to use commercially reasonable efforts to cooperate in consummating the transactions contemplated therein. Anglo has granted the Company exclusive rights under the PA by agreeing not to, directly or indirectly, solicit, initiate, encourage or enter into any acquisition proposals.

On November 8, 2007, the Company entered into a Loan Extension Agreement with John Veltheer, the President, Secretary, Treasurer and Director of the Company, pursuant to which Mr. Veltheer agreed to extend the maturity date of the $50,000 loan from Mr. Veltheer to the Company, as described in the Loan Agreement, dated as of October 18, 2006, between the Company and Mr. Veltheer, from October 18, 2007 to October 18, 2008.

Item 9.01	Financial Statement and Exhibits
Exhibit 99.1	Assignment Agreement between Texada Ventures Inc. and Anglo Energy Refining Corp.
Exhibit 99.2 (1)	Loan Agreement, dated October 18, 2006, between Texada Ventures Inc. and John Veltheer
Exhibit 99.3	Loan Extension Agreement, dated November 8, 2007, between Texada Ventures Inc. and John Veltheer

(1)	Previously filed as Exhibit 10.2 to Form 10-QSB filed with the SEC on October 20, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXADA VENTURES INC.

By:    /s /John Veltheer
_______________________________

John Veltheer

President, Secretary, Treasury and Director

Dated:   November 13, 2007

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